Supplement to the
Fidelity® Total Bond K6 Fund
October 30, 2023
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2024.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison is Co-Portfolio Manager of Fidelity® Total Bond K6 Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.
TBDK6-PSTK-0524-102 1.9886691.102	May 1, 2024